UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 6, 2024

Amentum Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-42176	99-0622272
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
4800 Westfields Blvd., Suite #400
Chantilly, Virginia 20151
(703) 579-0410
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the
Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	AMTM	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the
Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2
of this chapter).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section
13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain
Officers; Compensatory Arrangements of Certain Officers.
On November 6, 2024, Amentum Holdings, Inc. (the “Company”), approved the Amentum Holdings, Inc. Severance
Plan for Key Employees (the “Severance Plan”), forms of award agreements to evidence awards of restricted stock units (“RSUs”) granted to employees (the “RSU Award Agreement”), RSUs granted to non-employee directors (the
“Non-Employee Director RSU Award Agreement”) and RSUs that vest subject to performance-based criteria
(“PSUs”) (the “PSU Award Agreement” and collectively with the RSU Award Agreement and Non-Employee
Director RSU Award Agreement, the “Award Agreements”) and  an employment agreement (each, an “Employment
Agreement”) with each of Steven J. Demetriou, John E. Heller, Stephen Arnette and Travis B. Johnson (the
“Executives”). The Severance Plan, each Award Agreement and each Employment Agreement was approved by the
Compensation Committee of the Company’s Board of Directors (the “Committee”). A summary description of each is set forth below. Capitalized terms used and not otherwise defined herein shall have the meanings specified in the relevant plan or agreement.
Amentum Holdings, Inc. Severance Plan for Key Employees
The Severance Plan is effective as of November 6, 2024. The Severance Plan is intended to be a top-hat welfare benefit plan under ERISA. The primary purpose of the Severance Plan is to provide assurances of specified benefits to certain executives of the Company, including the Company’s named executive officers, in the event of certain terminations of employment as described in the Severance Plan.
The Committee serves as the administrator of the Severance Plan and selects those executive officers and other employees of the Company and its affiliates who will be eligible to participate in the Severance Plan (referred to as
“Eligible Executives”).
Eligible Executives are entitled to certain benefits under the Severance Plan if the Eligible Executive experiences an
“Involuntary Termination” or an Involuntary Termination during the “Change in Control Period” as such terms are defined under the Severance Plan. An Involuntary Termination occurs either when the Eligible Executive terminates his or her employment with the Company and its affiliates for “Good Reason” or the Eligible Executive is terminated for a reason other than “Cause,” the Eligible Executive’s death or Disability, in each case, as such terms are defined under the Severance Plan. An Involuntary Termination during the “Change in Control Period” is generally defined to be an Involuntary Termination occurring between three months prior to and 24 months following a “Change in Control” as such terms are defined in the Severance Plan. No Eligible Executive is entitled to severance benefits under the Severance Plan unless the executive enters into a release agreement with the
Company within the time period following his or her termination specified in the Severance Plan.
If an Eligible Executive experiences an Involuntary Termination and executes a release, the Eligible Executive is entitled to the following benefits under the Severance Plan:
•Payments. The Eligible Executive will be paid the following amounts in a single lump sum on or before the 70th day after the Eligible Executive’s Involuntary Termination:
oThe sum of the Eligible Executive’s “Annual Base Salary” and “Average Annual Bonus,” as
such terms are defined in the Severance Plan multiplied by the “Severance Multiplier” (which is 1.5 for the chief financial officer and the chief operating officer and 1 for all other participants (provided that the severance multiplier is not applicable to the executive chair or the chief executive officer));
oAn amount in cash equal to the Eligible Executive’s “Target Annual Bonus” multiplied by the
“Proration Factor,” as such terms are defined in the Severance Plan; and
oDuring the “Severance Period (as described below),” if the Eligible Executive elects under
COBRA, to continue medical and dental coverage at the same benefit levels as provided to active executive officers, a lump sum cash payment in an amount sufficient to cover the total amount of the monthly medical and dental insurance premiums payable by the Eligible
Executive for continued benefits coverage pursuant to COBRA immediately prior to such
Eligible Executive’s Involuntary Termination; (b) a monthly cash payment grossed up for taxes to permit the Eligible Executive to purchase life insurance coverage at the same benefit level as currently provided to active executive officers and at the same cost to the Eligible
Executive as is generally provided to active executive officers; and (c) a lump cash payment to permit the Eligible Executive to receive continued financial planning services at the same benefit level as currently provided to active executive officers.  The Severance Plan provides that the Severance Period is 18 months for the chief financial officer and the chief operating officer and 12 months for all other participants (provided that the severance period is not applicable to the executive chair or the chief executive officer).
•Outplacement Services. The Company will reimburse an Eligible Executive for reasonable outplacement services to be provided by a service provider selected by the Company during the
Severance Period.
If an Eligible Executive experiences an Involuntary Termination during the Change in Control Period and executes a release, the Eligible Executive is entitled to the following benefits under the Severance Plan:
•Payments. The Eligible Executive will be paid the following amounts in a single lump sum on or before the 70th day after the Eligible Executive’s Involuntary Termination:
oThe sum of the Eligible Executive’s “Annual Base Salary” and “Average Annual Bonus,” as
such terms are defined in the Severance Plan multiplied by the “CIC Severance
Multiplier,” (which is 2 for the executive chair and the chief executive officer, 1.5 for the chief financial officer and the chief operating officer and 1 for all other participants);
oAn amount in cash equal to the Eligible Executive’s “Target Annual Bonus” multiplied by the
“Proration Factor,” as such terms are defined in the Severance Plan;
oDuring the “CIC Severance Period (as described below),” if the Eligible Executive elects under COBRA, to continue medical and dental coverage at the same benefit levels as provided to active executive officers, a lump sum cash payment in an amount sufficient to cover the total amount of the monthly medical and dental insurance premiums payable by the
Eligible Executive for continued benefits coverage pursuant to COBRA immediately prior to such Eligible Executive’s Involuntary Termination; (b) a monthly cash payment grossed up for taxes to permit the Eligible Executive to purchase life insurance coverage at the same benefit level as currently provided to active executive officers and at the same cost to the
Eligible Executive as is generally provided to active executive officers; and (c) a lump cash payment to permit the Eligible Executive to receive continued financial planning services at the same benefit level as currently provided to active Executive Officers.  The Severance Plan provides that the CIC Severance Period is 24 months for the executive chair and the chief executive officer, 18 months for the chief financial officer and the chief operating officer and
12 months for all other participants; and
oThe Eligible Executive’s equity awards that remain unvested as of the date of the Eligible
Executive’s Involuntary Termination will accelerate in full and, to the extent applicable, become immediately exercisable, with any outstanding performance-based vesting conditions deemed achieved at the level of on target performance.
•Outplacement Services. The Company will reimburse an Eligible Executive for reasonable outplacement services to be provided by a service provider selected by the Company during the CIC
Severance Period.
The Severance Plan does not provide for a gross-up payment to the Eligible Executive in the event that the Eligible
Executive is subject to an excise tax under Section 4999(a) of the Internal Revenue Code of 1986, as amended (the
“Code”). The payments or benefits will be reduced by the amount required to avoid the excise tax, if such reduction would give the Eligible Executive a better after-tax result than if the Eligible Executive received the full payments and benefits and paid the excise tax. The Severance Plan contains provisions for adjustment to the timing of payments to minimize accelerated or additional tax pursuant to Section 409A of the Code. Claims for benefits under the Severance Plan are governed by the Severance Plan’s claims procedure. If an Eligible Executive is a party to an agreement with the Company or its affiliates that provides benefits upon an Involuntary Termination or a Change in
Control (or a similar phrase), the Eligible Executive will be entitled to receive either the aggregate payments and benefits pursuant to the Severance Plan or such agreement(s), whichever is greater, but not both.
The foregoing description of the Severance Plan is hereby qualified in its entirety by reference to the full text of the
Severance Plan, which is filed herewith as Exhibit 10.1 and incorporated by reference herein.
Forms of RSU Award Agreement, Non-Employee Director RSU Award Agreement and PSU Award Agreement
On November 6, 2024, the Committee adopted the Award Agreements to be granted under Amentum Holdings, Inc.
2024 Stock Incentive Plan (the “Equity Plan”). Each of the Award Agreements (a) provides for the grant of RSUs or
PSUs, respectively, to an Eligible Individual under and as defined in the Equity Plan, which may, among other things, be subject to (i) vesting in accordance with the vesting schedule provided in the applicable grant notice
(RSUs will vest based on continued service while the PSUs will vest based on the achievement of performance criteria during the performance period) and (ii) certain transfer restrictions, and (b) authorizes the Company to cause shares to be sold on the Eligible Individual’s account to cover applicable withholding taxes due upon vesting of the shares underlying the RSUs or PSUs, as applicable. The Non-Employee Director RSU Award Agreement also provides that all of the RSUs will vest in full immediately prior to a change in control (as defined in the Equity
Plan), subject to the holder’s continued service through such date.
The foregoing description of the Award Agreements is hereby qualified in its entirety by reference to the full text of the Award Agreements, which are filed herewith as Exhibits 10.2, 10.3 and 10.4 and incorporated by reference herein.
Employment Agreements with Messrs. Demetriou, Heller, Arnette and Johnson
Each Employment Agreement sets forth the applicable Executive’s current position and provides for an annual base salary, a target annual performance bonus as a percentage of annual base salary, the reimbursement of business expenses, eligibility to participate in the Company’s long-term incentive compensation plans and any employee benefit plan maintained by the Company for the benefit of its employees generally and severance benefits upon certain Involuntary Terminations of employment, as described in more detail below. The terms of the Employment
Agreements are similar, except to the extent indicated below.
Position; Base Salary; Annual Bonus; Long-Term Incentive Compensation Eligibility
Each Employment Agreement includes the Executive’s position, annual base salary, and target annual bonus as a percentage of annual base salary as follows:
•Mr. Demetriou is employed as Executive Chair of the Company with compensation for two years following
September 27, 2024 (the “Initial Term”) that shall include an annual base salary equal to $1,250,000 and a target annual bonus equal to 100% of his annual base salary with the same performance conditions applicable to the annual bonus payable to the Chief Executive Officer (the “Annual Bonus”). If Mr.
Demetriou remains employed through the Initial Term, he shall be entitled to payment of the full earned
Annual Bonus for fiscal year 2026 regardless of whether he remains employed through the applicable payment date. Mr. Demetriou is eligible to participate in the long-term incentive compensation plans of the
Company with a target annual long-term incentive award equal to $2,500,000 per year. Each long-term incentive award granted to Mr. Demetriou during the Initial Term shall vest no later than the first anniversary of the date of grant, subject solely to continued service through the applicable vesting date(s).
If Mr. Demetriou remains employed through the Initial Term, he shall be entitled to vest in the full long-
term incentive award granted for fiscal year 2026 regardless of whether he remains employed through the first anniversary of the date of grant (or any earlier vesting date(s)) of such award. Following the Initial
Term, if Mr. Demetriou continues in the role of Executive Chair, compensation will then be determined by the Committee.
•Mr. Heller is employed as Chief Executive Officer of the Company with an annual base salary equal to
$1,225,000 and a target annual bonus equal to 140% of his annual base salary. Mr. Heller is eligible to participate in the long-term incentive compensation plans of the Company.
•Mr. Arnette is employed as Chief Operating Officer of the Company with an annual base salary equal to
$750,000 and a target annual bonus equal to 100% of his annual base salary. Mr. Arnette is eligible to participate in the long-term incentive compensation plans of the Company.
•Mr. Johnson is employed as Chief Financial Officer of the Company with an annual base salary equal to
$650,000 and a target annual bonus equal to 100% of his annual base salary. Mr. Johnson is eligible to participate in the long-term incentive compensation plans of the Company.
Each of Mr. Demetriou and Mr. Heller will also serve (for Mr. Demetriou, such service will be during the Initial
Term) as a member of the Board of Directors of the Company without any additional compensation for such service.
Mr. Demetriou’s Employment Agreement commits the Company to nominate Mr. Demetriou for reelection to the
Board at each annual meeting of the Company during the Initial Term.
Severance
Severance upon Termination for Cause or without Good Reason
In the event that the Company terminates the Executive for “Cause” or if the Executive elects to terminate employment with the Company without “Good Reason,” each as defined in each Employment Agreement, or, for
Mr. Demetriou, in each case, during the Initial Term, or Mr. Demetriou’s employment is terminated for any reason on or following the Initial Term, the Executive is entitled to receive accrued and unpaid base salary and annual bonus as well as unreimbursed business expenses properly incurred by the Executive through the date of termination
(the “Accrued Rights”).
Severance upon Termination without Cause or for Good Reason
For Messrs. Heller, Johnson and Arnette, each Employment Agreement provides for a subset or all of the following payments in the event the Company terminates the Executive’s employment without “Cause” or, in the case of all the Employment Agreements for the Executives, if the Executive resigns for “Good Reason,” subject to the
Executive’s execution of an effective release of claims in favor of the Company:
(a)the Accrued Rights;
(b)severance equal to the following for each Executive, each payable in equal installments through the date that is 18 months after the date of the Executive’s termination of employment (the “Severance Period”):
a.For Mr. Demetriou and Mr. Arnette, 1.5 times the sum of the annual base salary and target annual bonus; and
b.For Messrs. Heller and Johnson, 1.5 times the sum of the annual base salary and the average bonus paid to the Executive for the three fiscal years (or such lesser number of fiscal years that the
Executive was employed by the Company) prior to the year in which the Executive’s termination occurs;
(c)a prorated annual bonus for the fiscal year in which the termination occurs, based on actual performance
(the “Pro-Rata Bonus”);
(d)if the Executive elects continued coverage under COBRA, a lump sum cash payment in an amount sufficient to cover the Executive’s medical and dental insurance premiums during the Severance Period;
(e)monthly cash payments (including reimbursement for taxes) to permit the Executive to purchase life insurance coverage at the same benefit level and cost as provided to active senior management employees of the Company during the Severance Period;
(f)a lump sum cash payment in an amount sufficient to cover the annual premium for the continued receipt of financial planning services during the Severance Period;
(g)reasonable outplacement services during the Severance Period; and
(h)in the case of Mr. Demetriou, any unvested long-term incentive award granted to him during the Initial
Term shall immediately vest and settle as of such date of termination, and in the case of Mr. Arnette, if he is terminated prior to the first anniversary of the Closing Date without Cause or resigns for Good Reason, any unvested long-term incentive award held by him shall immediately vest to the extent they would have vested if he had incurred a termination of employment under the terms of Jacobs’ Executive Severance Plan
(taking into account any applicable pro ration and other terms and conditions), as in effect on the Closing
Date, and, to the extent so vested, settle as of such date of termination.
Severance upon Death or Disability
In the event any Executive’s employment terminates as a result of the Executive’s death or disability, the Executive or the Executive’s estate, as the case may be, will be entitled to receive the Accrued Rights and the Pro-Rata Bonus.
In the case of Mr. Demetriou, any unvested long-term incentive award granted to him during the Initial Term shall immediately vest and settle as of such date of termination due to death or disability. In the case of Mr. Arnette, if the termination occurs prior to the first anniversary of the closing date of the Transaction (the “Closing Date”), any unvested long-term incentive awards of the Company held by Mr. Arnette as of the date of such termination shall immediately vest to the extent they would have vested if he had incurred a termination of employment under the terms of Jacobs’ Executive Severance Plan (taking into account any applicable pro ration and other terms and conditions), as in effect on the Closing Date, and, to the extent so vested, settle as of such date of termination.
Other Terms and Provisions
The Employment Agreements include non-competition, non-solicitation of employees and customer restrictions, non-disclosure of confidential information and other customary restrictive covenants.
The Employment Agreements provide that if any payments or benefits provided to the Executive would constitute excess parachute payments within the meaning of Section 280G of the Code, and would be subject to the excise tax imposed under Section 4999 of the Code, the payments or benefits will be reduced by the amount required to avoid the excise tax, if such reduction would give the Executive a better after-tax result than if he received the full payments and benefits and paid the excise tax.
Term of the Employment Agreements
During the Initial Term, Mr. Demetriou’s employment may not be terminated other than by the Company for Cause or as a result of his death or disability. Such employment with the Company is “at will” following the initial term if
Mr. Demetriou continues in his role as Executive Chair of the Company.
The initial term of the employment of each of Mr. Heller, Mr. Johnson and Mr. Arnette is two years from the
Closing Date, which term will automatically renew for subsequent one-year terms unless either party provides notice of non-renewal at least 60 days prior to the end of the then-current term. Such employment with the Company is “at will” and, subject to certain provisions of the Employment Agreements, such employment under the Employment
Agreements may be terminated by the Company or the applicable Executive at any time and for any reason, with or without prior notice.
The foregoing description of each of the Employment Agreements is hereby qualified in its entirety by reference to the full text of each of the Employment Agreements, which are filed herewith as Exhibits 10.5, 10.6, 10.7 and 10.8 and incorporated by reference herein.
RSU Awards for Messrs. Heller, Arnette and Johnson
On November 6, 2024, the Company awarded Messrs. Heller, Arnette and Johnson RSUs in the amount of
$1,000,000, $750,000 and $750,000, respectively, subject to the terms of the Plan and respective Employment
Agreements. One-half of the RSUs shall vest on the 18th month and three-year anniversaries of the date of grant.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
10.1	Amentum Holdings, Inc. Severance Plan for Key Employees
10.2	Form of Restricted Stock Unit Award Agreement for grants under the Amentum Holdings, Inc. 2024 Stock Incentive Plan
10.3	Form of Non-Employee Director Restricted Stock Unit Award Agreement for grants under the Amentum Holdings, Inc. 2024 Stock Incentive Plan
10.4	Form of Performance Share Unit Award Agreement for grants under the Amentum Holdings, Inc. 2024 Stock Incentive Plan
10.5	Employment Agreement by and between Steven J. Demetriou and Amentum Holdings, Inc.
10.6	Employment Agreement by and between John E. Heller and Amentum Holdings, Inc.
10.7	Employment Agreement by and between Travis B. Johnson and Amentum Holdings, Inc.
10.8	Employment Agreement by and between Stephen Arnette and Amentum Holdings, Inc.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMENTUM HOLDINGS, INC.

Date: November 13, 2024	By:	/s/ Paul W. Cobb, Jr.
		Name:	Paul W. Cobb, Jr.
		Title:	Secretary